Exhibit 10.1

Securities Purchase Agreement

This Securities Purchase Agreement (this “Agreement”), dated as of July 26, 2023, is entered into by and between HUMBL, Inc., a Delaware corporation, its successors and/or assigns (“Company”), and [_________], a [_________] limited liability company, its successors and/or assigns (“Investor”).

A. Company and Investor are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder by the United States Securities and Exchange Commission (the “SEC”).

B. Investor desires to purchase and Company desires to issue and sell, upon the terms and conditions set forth in this Agreement (i) a Convertible Promissory Note, in the form attached hereto as Exhibit A, in the original principal amount of $125,000.00 (the “Note”), convertible into shares of common stock, $0.00001 par value per share, of Company (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in such Note, and (ii) and a Warrant to Purchase Shares of Common Stock, substantially in the form attached hereto as Exhibit B (the “Warrant”).

C. This Agreement, the Note, the Warrant, and all other certificates, documents, agreements, resolutions and instruments delivered to any party under or in connection with this Agreement, as the same may be amended from time to time, are collectively referred to herein as the “Transaction Documents”.

D. For purposes of this Agreement: “Conversion Shares” means all shares of Common Stock issuable upon conversion of all or any portion of the Note; “Warrant Shares” means all shares of Common Stock issuable upon the exercise of or pursuant to the Warrant; and “Securities” means the Note, the Conversion Shares, the Warrant and the Warrant Shares.

NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and Investor hereby agree as follows:

1. Purchase and Sale of Securities

1.1. Purchase of Securities. Company shall issue and sell to Investor and Investor shall purchase from Company the Note and the Warrant. In consideration thereof, Investor shall pay the Purchase Price (as defined below) to Company.

1.2. Form of Payment. On the Closing Date (as defined below), Investor shall pay the Purchase Price to Company via wire transfer of immediately available funds against delivery of the Note.

1.3. Closing Date. Subject to the satisfaction (or written waiver) of the conditions set forth in Section 3 and Section 4 below, the date of the issuance and sale of the Securities pursuant to this Agreement (the “Closing Date”) shall be July 26, 2023, or such other mutually agreed upon date. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date by means of the exchange by email of signed .pdf documents.

1.4. Collateral for the Note. The Note shall be unsecured.

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2. Investor’s Representations and Warranties.

2.1. Existence and Power. Investor is a limited liability company duly organized, validly existing and in good standing under the laws of the state of its formation and has the requisite corporate power to own its properties and to carry on its business as now being conducted.

2.2. Authorization; No Contravention. The execution, delivery and performance by Investor of this Agreement and the transactions contemplated hereby (a) have been duly authorized by all necessary officers, partners, managers or members of Investor, (b) do not contravene the terms of Investor’s organizational documents, or any amendment thereof, (c) do not materially violate, conflict with or result in any material breach or contravention of, or the creation of any lien under, any contractual obligation of Investor or any requirement of law applicable to Investor, and (d) do not materially violate any orders of any governmental authority against, or binding upon, Investor to the knowledge of Investor.

2.3. Binding Effect. This Agreement has been duly executed and delivered by Investor and constitutes the legal, valid and binding obligations of Investor, enforceable against Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

2.4. Restricted Securities. Investor understands that Securities will not be registered under the Securities Act at the time of purchase and, therefore, cannot be resold unless registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Investor is aware that Company is under no obligation to effect any such registration with respect to the Securities or to file for or comply with any exemption from registration.

2.5. Accredited Investor. Investor is an “Accredited Investor” within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect.

2.6. Disclosure of Information. Investor has been furnished with, and has had access to, such information as it considers necessary or appropriate for deciding whether to enter into this Agreement, and Investor has had an opportunity to ask questions and receive answers from Company and its officers concerning Company’s financial situation, business, prospects, and any other matter that Investor has deemed relevant or important in determining whether to enter into this Agreement. Among other things, Investor is aware that Company’s business prospects are speculative. Investor has had the opportunity to consult with counsel of its choosing with respect to this Agreement and the transactions contemplated herein. No representations or warranties have been made to Investor by Company, or any of its respective officers, directors, employees, agents, sub-agents, affiliates or subsidiaries, other than the representations of Company contained herein, and in purchasing the Securities hereunder, Investor is not relying upon any representations of Company other than those contained herein.

2.7. Investment Risk. Investor is aware that its purchase of the Securities pursuant to this Agreement is a speculative investment that is subject to the risk of complete loss. Investor is able, without impairing Investor’s financial condition, to suffer a complete loss of such investment in Company.

2.8. Sophisticated Investor. Investor has such knowledge and experience in financial and business matters that Investor is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time. Investor has not been formed solely for the purpose of making this investment and is purchasing the Securities for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof.

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3. Company’s Representations and Warranties.

3.1. Legal Capacity; Existence and Power. Company is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, with the requisite power and authority to enter into this Agreement and perform its obligations hereunder and each other document contemplated hereby to which Company is or will be a party, and to consummate the transactions contemplated hereby and thereby.

3.2. Authorization; No Contravention. The execution, delivery and performance by Company of this Agreement and the transactions contemplated hereby (a) have been duly authorized by all necessary officers, managers or members of Company, (b) do not contravene the terms of Company’s charter documents, or any amendment thereof, and (c) do not materially violate, conflict with or result in any material breach or contravention of, or the creation of any lien under, any contractual obligation of Company.

3.3. Governmental Authorization; Third Party Consents. To the best of Company’s knowledge, no approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any governmental authority or any other person, and no lapse of a waiting period under any requirement of law, is necessary or required in connection with the execution, delivery or performance by, or enforcement against, Company, of this Agreement.

3.4. Binding Effect. This Agreement has been duly executed and delivered by Company and constitutes the legal, valid and binding obligations of Company, enforceable against Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

3.5. Reporting. Company has filed all reports, schedules, forms, statements and other documents required to be filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the last 12 months (or such shorter period Company was required by law or regulation to file such material) (the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Exchange Act with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

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3.6. No Material Adverse Effect. No change or event has occurred since the filing of Company’s last SEC Report that could reasonably be expected to result in a material adverse effect to Company’s business. Except as disclosed in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of Company, threatened against or affecting Company, any subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) that could reasonably be expected to have a material adverse effect on Company. Except as disclosed in the SEC Reports, neither Company nor any subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of Company, there is not pending or contemplated, any investigation by the SEC involving Company or any current or former director or officer of Company. OTC Markets has not issued any stop order or other order suspending trading of Company’s Common Stock.

4. Conditions to Company’s Obligation to Sell. The obligation of Company hereunder to issue and sell the Securities to Investor at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions:

4.1. Investor shall have executed this Agreement and delivered the same to Company.

4.2. Investor shall have delivered the Purchase Price to Company.

5. Conditions to Investor’s Obligation to Purchase. The obligation of Investor hereunder to purchase the Securities at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for Investor’s sole benefit and may be waived by Investor at any time in its sole discretion:

5.1. Company shall have executed this Agreement, the Note and the Warrant and delivered the same to Company.

5.2. Company shall have delivered to Investor fully executed copies of all other Transaction Documents required to be executed by Company herein or therein.

6. Miscellaneous. The provisions set forth in this Section 6 shall apply to this Agreement, as well as all other Transaction Documents as if these terms were fully set forth therein; provided, however, that in the event there is a conflict between any provision set forth in this Section 6 and any provision in any other Transaction Document, the provision in such other Transaction Document shall govern.

6.1. Governing Law; Venue. This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California. Each party hereto hereby (i) consents to and expressly submits to the exclusive personal jurisdiction of any state or federal court sitting in San Diego County, California, (ii) expressly submits to the exclusive venue of any such court for the purposes hereof, and (iii) waives any claim of improper venue and any claim or objection that such courts are an inconvenient forum or any other claim, defense or objection to the bringing of any such proceeding in such jurisdiction or to any claim that such venue of the suit, action or proceeding is improper.

6.2. Counterparts. Each Transaction Document may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The parties acknowledge and agree that this Agreement and all other Transaction Documents may be executed by electronic signature, which shall be considered as an original signature for all purposes and shall have the same force and effect as an original signature. The parties hereto confirm that any electronic copy of another party’s executed counterpart of a Transaction Document (or such party’s signature page thereof) will be deemed to be an executed original thereof.

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6.3. Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

6.4. Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

6.5. Entire Agreement. This Agreement, together with the other Transaction Documents, contains the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither Company nor Investor makes any representation, warranty, covenant or undertaking with respect to such matters. For the avoidance of doubt, all prior term sheets or other documents between Company and Investor, or any affiliate thereof, related to the transactions contemplated by the Transaction Documents (collectively, “Prior Agreements”), that may have been entered into between Company and Investor, or any affiliate thereof, are hereby null and void and deemed to be replaced in their entirety by the Transaction Documents. To the extent there is a conflict between any term set forth in any Prior Agreement and the term(s) of the Transaction Documents, the Transaction Documents shall govern.

6.6. Amendments. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by both parties hereto.

6.7. Notices. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of: (i) the date delivered, if delivered by personal delivery as against written receipt therefor or by email to an executive officer, or by facsimile (with successful transmission confirmation), (ii) the earlier of the date delivered or the third business day after deposit, postage prepaid, in the United States Postal Service by certified mail, or (iii) the earlier of the date delivered or the third business day after mailing by express courier, with delivery costs and fees prepaid, in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by five (5) calendar days’ advance written notice similarly given to each of the other parties hereto):

If to Company:

HUMBL, Inc.

Attn: Brian Foote

600 B Street

San Diego, California 92101

If to Investor:

[_________]

Attn: [_________]

_________________

_________________

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6.8. Successors and Assigns. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by Investor hereunder may be assigned by Investor to its affiliates, in whole or in part, without the need to obtain Company’s consent thereto. Except as set forth above, neither Investor nor Company may assign its rights or obligations under this Agreement or delegate its duties hereunder without the prior written consent of the other party.

6.9. Survival. The representations and warranties of the parties and the agreements and covenants set forth in this Agreement shall survive the Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of each party. Each party agrees to indemnify and hold harmless the other and all its respective officers, directors, employees, attorneys, and agents for loss or damage arising as a result of or related to any breach or alleged breach by the other party of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

6.10. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

6.11. Attorneys’ Fees. In the event any action is filed by either party against the other to interpret or enforce any of the Transaction Documents, the unsuccessful party to such action agrees to pay to the prevailing party all costs and expenses, including reasonable attorneys’ fees incurred therein, including the same with respect to an appeal. The “prevailing party” shall be the party in whose favor a judgment is entered, regardless of whether judgment is entered on all claims asserted by such party and regardless of the amount of the judgment; or where, due to the assertion of counterclaims, judgments are entered in favor of and against both parties, then the judge shall determine the “prevailing party” by taking into account the relative dollar amounts of the judgments or, if the judgments involve nonmonetary relief, the relative importance and value of such relief.

6.12. Waiver. No waiver of any provision of this Agreement shall be effective unless it is in the form of a writing signed by the party granting the waiver. No waiver of any provision or consent to any prohibited action shall constitute a waiver of any other provision or consent to any other prohibited action, whether or not similar. No waiver or consent shall constitute a continuing waiver or consent or commit a party to provide a waiver or consent in the future except to the extent specifically set forth in writing.

6.13. Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES ANY AND ALL RIGHTS SUCH PARTY MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT, OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES THAT SUCH PARTY IS KNOWINGLY AND VOLUNTARILY WAIVING SUCH PARTY’S RIGHT TO DEMAND TRIAL BY JURY.

6.14. Time is of the Essence. Time is expressly made of the essence with respect to each and every provision of this Agreement and the other Transaction Documents.

6.15. Voluntary Agreement. Investor has carefully read this Agreement and each of the other Transaction Documents and has asked any questions needed for Investor to understand the terms, consequences and binding effect of this Agreement and the Securities and fully understand them. Investor has had the opportunity to seek the advice of an attorney of Investor’s choosing, or has waived the right to do so, and is executing this Agreement and the Securities voluntarily and without any duress or undue influence by Company or anyone else.

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IN WITNESS WHEREOF, the undersigned Investor and Company have caused this Agreement to be duly executed as of the date first above written.

INVESTOR:

[_________]

By:
[_________], Manager

COMPANY:

HUMBL, INC.

By:
Brian Foote, President and CEO

[Signature Page to Securities Purchase Agreement]

EXHIBIT A

NOTE

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

CONVERTIBLE PROMISSORY NOTE

Effective Date: July 26, 2023	U.S. $125,000.00

FOR VALUE RECEIVED, HUMBL, Inc., a Delaware corporation (“Borrower”), promises to pay to the order of [_________], a [_________] limited liability company, or its successors or assigns (“Lender”), $125,000.00 and any interest accrued hereunder on the date that is twelve (12) months from the Effective Date (the “Maturity Date”) in accordance with the terms set forth herein and to pay interest on the outstanding balance at the rate of ten percent (10%) per annum from the Effective Date until the same is paid in full. This Convertible Promissory Note (this “Note”) is issued and made effective as of July 26, 2023 (the “Effective Date”). Certain capitalized terms used herein are defined in Attachment 1 attached hereto and incorporated herein by this reference.

1. Payment; Prepayment.

1.1. Payment. All payments owing hereunder shall be in lawful money of the United States of America or Conversion Shares (as defined below), as provided for herein, and delivered to Lender at the address or bank account furnished to Borrower for that purpose. All payments shall be applied first to (a) costs of collection, if any, then to (b) fees and charges, if any, then to (c) accrued and unpaid interest, and thereafter, to (d) principal.

1.2. Prepayment. Borrower may not prepay this Note without Lender’s prior written consent. Notwithstanding the forgoing, this Note may be prepaid immediately prior to the consummation of a Change of Control, provided that the Borrower provided prior written notice of such Change of Control to the Lender pursuant to Section 14.

2. Security. This Note is unsecured.

3. Conversions. Lender has the right at any time after the Effective Date until the outstanding balance has been paid in full, at its election, to convert (“Conversion”) all or any portion of the outstanding balance into shares (“Conversion Shares”) of fully paid and non-assessable common stock, $0.00001 par value per share (“Common Stock”), of Borrower as per the following conversion formula: the number of Conversion Shares equals the amount being converted (the “Conversion Amount”) divided by the Conversion Price. Conversion notices in the form attached hereto as Exhibit A (each, a “Conversion Notice”) may be delivered from time to time by Lender to Borrower, and all Conversions shall be cashless and not require further payment from Lender. Borrower shall deliver the Conversion Shares from any Conversion to Lender in accordance with Section 7 below.

4. Defaults and Remedies.

4.1. Defaults. The following are events of default under this Note (each, an “Event of Default”): (a) Borrower fails to pay any principal, interest, fees, charges, or any other amount when due and payable hereunder; (b) Borrower fails to deliver any Conversion Shares in accordance with the terms hereof; (c) a receiver, trustee or other similar official shall be appointed over Borrower or a material part of its assets and such appointment shall remain uncontested for twenty (20) days or shall not be dismissed or discharged within sixty (60) days; (d) Borrower makes a general assignment for the benefit of creditors; (e) Borrower files a petition for relief under any bankruptcy, insolvency or similar law (domestic or foreign); or (f) an involuntary bankruptcy proceeding is commenced or filed against Borrower. Notwithstanding the foregoing, the occurrence of any of the foregoing events will not be considered an Event of Default unless Borrower fails to cure such event within ten (10) Trading Days of its receipt of written notice from Lender.

4.2. Remedies. Following an Event of Default, Lender may accelerate this Note by written notice to Borrower with the outstanding balance becoming immediately due and payable. Nothing herein shall limit Lender’s right to pursue any other remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to Borrower’s failure to timely deliver Conversion Shares upon Conversion of the Note as required pursuant to the terms hereof.

5. Unconditional Obligation; No Offset. Borrower acknowledges that this Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Borrower hereby waives any rights of offset it now has or may have hereafter against Lender, its successors and assigns, and agrees to make the payments or Conversions called for herein in accordance with the terms of this Note.

6. Waiver. No waiver of any provision of this Note shall be effective unless it is in the form of a writing signed by the party granting the waiver. No waiver of any provision or consent to any prohibited action shall constitute a waiver of any other provision or consent to any other prohibited action, whether or not similar. No waiver or consent shall constitute a continuing waiver or consent or commit a party to provide a waiver or consent in the future except to the extent specifically set forth in writing.

7. Method of Conversion Share Delivery. On or before the close of business on the seventh (7th) Trading Day following the date of delivery of a Conversion Notice (the “Delivery Date”), Borrower shall, provided it is DWAC Eligible at such time, deliver or cause its transfer agent to deliver the applicable Conversion Shares electronically via DWAC to the account designated by Lender in the applicable Conversion Notice. If Borrower is not DWAC Eligible, it shall deliver to Lender or its broker (as designated in the Conversion Notice), via reputable overnight courier, a certificate representing the number of shares of Common Stock equal to the number of Conversion Shares to which Lender shall be entitled, registered in the name of Lender or its designee.

8. Ownership Limitation. Notwithstanding anything to the contrary contained in this Note or the other Transaction Documents, Borrower shall not effect any conversion of this Note to the extent that after giving effect to such conversion would cause Lender (together with its affiliates) to beneficially own a number of shares exceeding 4.99% of the number of shares of Common Stock outstanding on such date (including for such purpose the shares of Common Stock issuable upon such issuance). For purposes of this section, beneficial ownership of Common Stock will be determined pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended.

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9. Opinion of Counsel. In the event that an opinion of counsel is needed for any matter related to this Note, Lender shall have such opinion provided by its counsel.

10. Governing Law; Venue. This Note shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and wholly performed in that jurisdiction. Each party hereto submits to the exclusive jurisdiction of any state or federal court sitting in San Diego County, California in any proceeding arising out of or relating to this Note and agrees that all claims in respect of the proceeding may be heard and determined in any such court and hereby expressly submits to the personal jurisdiction and venue of such court for the purposes hereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereto hereby irrevocably consents to the service of process of any of the aforementioned courts in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to its address as set forth herein, such service to become effective ten (10) days after such mailing. The parties expressly and irrevocably waive the right to a trial by jury in any and all actions or proceedings brought with respect to this Note and with respect to any claims arising out of or related to this Note.

11. Cancellation. After repayment or conversion of the entire outstanding balance, this Note shall be deemed paid in full, shall automatically be deemed canceled, and shall not be reissued.

12. Amendments. The prior written consent of both parties hereto shall be required for any change or amendment to this Note.

13. Assignments. Neither party may assign this Note without the consent of the other party. Any assignment or assumption in connection with a Change of Control is subject to Lender’s approval, unless this Note is paid in full in connection with such Change of Control..

14. Notices. Whenever notice is required to be given under this Note, such notice shall be given to such address as has been provided to the other party. Borrower shall provide Lender with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, Borrower will give written notice to Lender (i) as soon as practicable upon each adjustment of the Conversion Price and the number of Conversion Shares, setting forth in reasonable detail, and certifying, the calculation of such adjustment(s), (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, or (B) for determining rights to vote with respect to any Change of Control, dissolution or liquidation, provided in each case that such information, and (iii) at least ten (10) Trading Days prior to the consummation of any Change of Control.

15. Severability. If any part of this Note is construed to be in violation of any law, such part shall be modified to achieve the objective of Borrower and Lender to the fullest extent permitted by law and the balance of this Note shall remain in full force and effect.

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IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed as of the Effective Date.

BORROWER:

HUMBL, Inc.

By:
Brian Foote, President and CEO

ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:

[_________]

By:
[_________], Manager

[Signature Page to Convertible Promissory Note]

ATTACHMENT 1

DEFINITIONS

For purposes of this Note, the following terms shall have the following meanings:

A1. “Change of Control” means a merger or consolidation with another entity in which the Company’s stockholders do not own more than 50% of the outstanding voting power of the surviving entity, or the disposition of all or substantially all of the Company’s assets.

A2. “Conversion Price” means the lowest closing trade price of the Common Stock in the ten (10) Trading Days immediately following the Effective date. The Conversion Price will automatically be adjusted in the event Borrower consummates a stock split, stock combination or other similar change to the number of outstanding shares of Common Stock.

A3. “DTC” means the Depository Trust Company or any successor thereto.

A4. “DTC/FAST Program” means the DTC’s Fast Automated Securities Transfer program.

A5. “DWAC” means the DTC’s Deposit/Withdrawal at Custodian system.

A6. “DWAC Eligible” means that (a) Borrower’s Common Stock is eligible at DTC for full services pursuant to DTC’s operational arrangements, including without limitation transfer through DTC’s DWAC system; (b) Borrower has been approved (without revocation) by DTC’s underwriting department; (c) Borrower’s transfer agent is approved as an agent in the DTC/FAST Program; (d) the Conversion Shares are otherwise eligible for delivery via DWAC; and (e) Borrower’s transfer agent does not have a policy prohibiting or limiting delivery of the Conversion Shares via DWAC.

A7. “Trading Day” means any day on which Borrower’s market is open for trading.

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Attachment 1 to Convertible Promissory Note, Page 1

EXHIBIT A

[_________]

HUMBL, Inc.	Date:
Attn: Brian Foote
600 B. Street, Suite 300
San Diego, California 92101

CONVERSION NOTICE

The above-captioned Lender hereby gives notice to HUMBL, Inc., a Delaware corporation (the “Borrower”), pursuant to that certain Convertible Promissory Note made by Borrower in favor of Lender on July 26, 2023 (the “Note”), that Lender elects to convert the portion of the Note balance set forth below into fully paid and non-assessable shares of Common Stock of Borrower as of the date of conversion specified below. Said conversion shall be based on the Conversion Price set forth below. In the event of a conflict between this Conversion Notice and the Note, the Note shall govern, or, in the alternative, at the election of Lender in its sole discretion, Lender may provide a new form of Conversion Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

A.	Date of Conversion:	________________________
B.	Conversion #:	________________________
C.	Conversion Amount:	________________________
D.	Conversion Price:	________________________
E.	Conversion Shares:	________________________	(C divided by D)
F.	Remaining Outstanding Balance of Note:	________________________

Please transfer the Conversion Shares electronically (via DWAC) to the following account:

Broker:	Address:
DTC#:
Account #:
Account Name:

To the extent the Conversion Shares are not able to be delivered to Lender electronically via the DWAC system, deliver all such certificated shares to Lender via reputable overnight courier after receipt of this Conversion Notice (by facsimile transmission or otherwise) to:

Sincerely,

Lender:

By:
[_________], Manager

Exhibit A to Convertible Promissory Note, Page 1

EXHIBIT B

WARRANT

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS WARRANT OR SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS WARRANT OR SUCH SECURITIES, AS APPLICABLE, MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

HUMBL, INC.

WARRANT TO PURCHASE SHARES OF COMMON STOCK

22. Issuance. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by HUMBL, Inc., a Delaware corporation, its successors and assigns (“Company”), [_________], a [_________] limited liability company, its successors and/or registered assigns (“Investor”), is hereby granted the right to purchase at any time on or after the Issue Date (as defined below) until the date that is five (5) years from the Issue Date (the “Expiration Date”), 187,500,000 fully paid and non-assessable shares (the “Warrant Shares”) of Company’s common stock, par value $0.00001 per share (the “Common Stock”), as such number may be adjusted from time to time pursuant to the terms and conditions of this Warrant to Purchase Shares of Common Stock (this “Warrant”).

This Warrant is being issued pursuant to the terms of that certain Securities Purchase Agreement dated July 26, 2023, to which Company and Investor are parties (as the same may be amended from time to time, the “Purchase Agreement”). Certain capitalized terms used herein are defined in Attachment 1 attached hereto and incorporated herein by this reference. This Warrant was issued to Investor on July 26, 2023 (the “Issue Date”).

2. Exercise of Warrant.

2.1. General.

(a) This Warrant is exercisable in whole or in part at any time and from time to time commencing on the Issue Date and ending on the Expiration Date. Such exercise shall be effectuated by submitting to Company (either by delivery to Company or by email or facsimile transmission) a completed and signed Notice of Exercise substantially in the form attached to this Warrant as Exhibit A (the “Notice of Exercise”). The date a Notice of Exercise is delivered to Company shall be the “Exercise Date,” provided that, if such exercise represents the full exercise of the outstanding balance of this Warrant, Investor shall tender this Warrant to Company within five (5) Trading Days thereafter, but only if the Warrant Shares to be delivered pursuant to the Notice of Exercise have been delivered to Investor as of such date. The Notice of Exercise shall be executed by Investor and shall indicate the number of Warrant Shares to be issued pursuant to such exercise

(b) Notwithstanding any other provision contained herein or in any other Transaction Document to the contrary, at any time prior to the Expiration Date, Investor may elect a “cashless” exercise of this Warrant for any Warrant Shares, in which event the Company shall issue to Investor a number of Warrant Shares computed using the following formula:

X = Y (A-B)

A

Where:	X =	the number of Warrant Shares to be issued to Investor.

	Y=	the number of Warrant Shares that the Investor elects to purchase under this Warrant (at the date of such calculation).

	A=	the Closing Trade Price (on the date two Trading Days prior to the Exercise Date).

	B=	Exercise Price.

(c) If the Notice of Exercise form elects a “cash” exercise, the Exercise Price per share of Common Stock for the Warrant Shares shall be payable, at the election of Investor, in cash or by certified or official bank check or by wire transfer in accordance with instructions provided by Company at the request of Investor.

(d) Upon the appropriate payment to Company of the Exercise Price for the Warrant Shares, Company shall promptly, but in no case later than the date that is ten (10) Trading Days following the date the Exercise Price is paid to Company (the “Delivery Date”), deliver or cause Company’s Transfer Agent to deliver the applicable Warrant Shares electronically via the DWAC system to the account designated by Investor on the Notice of Exercise. If for any reason Company is not able to so deliver the Warrant Shares via the DWAC system, Company shall instead, on or before the applicable date set forth above in this subsection, issue and deliver to Investor or its broker (as designated in the Notice of Exercise), via reputable overnight courier, a certificate, registered in the name of Investor or its designee, representing the applicable number of Warrant Shares.

2.2. Ownership Limitation. Notwithstanding anything to the contrary contained in this Warrant, if at any time Lender shall or would be issued shares of Common Stock under this Warrant, but such issuance would cause Lender (together with its affiliates) to beneficially own a number of shares exceeding 4.99% of the number of shares of Common Stock outstanding on such date (including for such purpose the shares of Common Stock issuable upon such issuance) (the “Maximum Percentage”), then Borrower shall not issue to Lender shares of Common Stock which would exceed the Maximum Percentage. The ownership limitation is enforceable, unconditional and non-waivable and shall apply to all affiliates and assigns of Lender.

3. Mutilation or Loss of Warrant. Upon receipt by Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, Company will execute and deliver to Investor a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

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4. Rights of Investor. Investor shall not, by virtue of this Warrant alone, be entitled to any rights of a stockholder in Company, either at law or in equity, and the rights of Investor with respect to or arising under this Warrant are limited to those expressed in this Warrant and are not enforceable against Company except to the extent set forth herein

5. Adjustments. If Company shall issue any shares of Common Stock as a stock dividend or subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either such case, the Exercise Price in effect before such dividend or subdivision shall be proportionately reduced and the number of Warrant Shares at that time issuable pursuant to the exercise of this Warrant shall be proportionately increased; and, conversely, if Company shall contract the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares, then the Exercise Price in effect before such combination shall be proportionately increased and the number of Warrant Shares at that time issuable pursuant to the exercise or conversion of this Warrant shall be proportionately decreased. Each adjustment in the number of Warrant Shares issuable shall be to the nearest whole share. In the event Company issues any shares of Common Stock at price per share lower than the Exercise Price, then the Exercise Price will automatically be decreased to such issuance price.

6. Certificate as to Adjustments. In the case of any adjustment in the Exercise Price or Warrant Shares, Company will promptly give written notice to Investor in the form of a certificate, certified and confirmed by an officer of the Company, setting forth the adjustment in reasonable detail.

7. Transfer to Comply with the Securities Act. This Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “1933 Act”). The Warrant Shares may not be sold, transferred, pledged or hypothecated without (a) an effective registration statement under the 1933 Act relating to such security or (b) an opinion of counsel reasonably satisfactory to Company that registration is not required under the 1933 Act. Until such time as registration has occurred under the 1933 Act, each certificate for this Warrant and any Warrant Shares shall contain a legend, in form and substance satisfactory to counsel for Company, setting forth the restrictions on transfer contained in this Section 7. This Warrant may be transferred by Investor so long as such transfer is done in compliance with applicable securities laws. Upon receipt of a duly executed assignment of this Warrant, Company shall register the transferee thereon as the new holder on the books and records of Company and such transferee shall be deemed a “registered holder” or “registered assign” for all purposes hereunder, and shall have all the rights of Investor under this Warrant. Until this Warrant is transferred on the books of Company, Company may treat Investor as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary

8. Notices. Any notice required or permitted hereunder shall be given in the manner provided in the subsection titled “Notices” in the Purchase Agreement, the terms of which are incorporated herein by reference. Company shall provide Investor with prompt written notice of all actions taken pursuant to this Warrant, including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, Company will give written notice to Investor (i) as soon as practicable upon each adjustment of the Exercise Price and the number of Warrant Shares, setting forth in reasonable detail, and certifying, the calculation of such adjustment(s), (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, or (B) for determining rights to vote with respect to any change of control, dissolution or liquidation, provided in each case that such information.

9. Supplements and Amendments; Whole Agreement. This Warrant may be amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant, together with the Purchase Agreement, contains the full understanding of the parties hereto with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understandings with respect to the subject matter hereof and thereof other than as expressly contained herein and therein.

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10. Governing Law; Venue. This Warrant shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of California. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state and federal courts in San Diego County, California. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The prevailing party in any dispute arising under this Agreement shall be entitled to recover from the other party its reasonable attorney’s fees and costs.

11. Waiver of Jury Trial. EACH OF COMPANY AND INVESTOR IRREVOCABLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS WARRANT OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, COMPANY ACKNOWLEDGES THAT IT IS KNOWINGLY AND VOLUNTARILY WAIVING ITS RIGHT TO DEMAND TRIAL BY JURY.

12. Counterparts. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Electronic signatures shall be considered original signatures for all purposes hereof.

13. Attorneys’ Fees. In the event of any litigation or dispute arising from this Warrant, the parties agree that the prevailing party shall be entitled to an additional award of the full amount of the reasonable attorneys’ fees and expenses paid by said prevailing party in connection with litigation or dispute.

14. Severability. Whenever possible, each provision of this Warrant shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be invalid or unenforceable in any jurisdiction, such provision shall be modified to achieve the objective of the parties to the fullest extent permitted and such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Warrant or the validity or enforceability of this Warrant in any other jurisdiction.

[Remainder of page intentionally left blank; signature page follows]

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IN WITNESS WHEREOF, Company has caused this Warrant to be duly executed as of the Issue Date.

COMPANY:

HUMBL, Inc.

By:
Brian Foote, CEO

[Signature Page to Warrant]

ATTACHMENT 1

DEFINITIONS

For purposes of this Warrant, the following terms shall have the following meanings:

A1. “Closing Trade Price” means the last closing trade price for the Common Stock on its principal market, as reported by OTC Markets.

A2. “DTC” means the Depository Trust Company or any successor thereto.

A3. “DTC Eligible” means, with respect to the Common Stock, that such Common Stock is eligible to be deposited in certificate form at the DTC, cleared and converted into electronic shares by the DTC and held in the name of the clearing firm servicing Investor’s brokerage firm for the benefit of Investor.

A4. “DTC/FAST Program” means the DTC’s Fast Automated Securities Transfer program.

A5. “DWAC” means the DTC’s Deposit/Withdrawal at Custodian system.

A6. “Exercise Price” means $0.002 per share of Common Stock, as the same may be adjusted from time to time pursuant to the terms and conditions of this Warrant.

A7. “Trading Day” means any day the New York Stock Exchange is open for trading.

EXHIBIT A

NOTICE OF EXERCISE OF WARRANT

TO:	HUMBL, INC.
ATTN: _______________
EMAIL: ______________

The undersigned hereby irrevocably elects to exercise the right, represented by the Warrant to Purchase Shares of Common Stock dated as of July 26, 2023 (the “Warrant”), to purchase shares of the common stock, $0.00001 par value (“Common Stock”), of HUMBL, Inc., and tenders herewith payment in accordance with Section 2 of the Warrant, as follows:

_______	CASH: $__________________________ = (Exercise Price x Warrant Shares)

_______	_______	Payment is being made by:
	_______	enclosed check
	_______	wire transfer
	_______	other

_______	CASHLESS EXERCISE:

Net number of Warrant Shares to be issued to Investor: ______*

* X = Y (A-B)

A

Where:	X =	the number of Warrant Shares to be issued to Investor.

	Y=	the number of Warrant Shares that the Investor elects to purchase under this Warrant (at the date of such calculation).

	A=	the Closing Price (on the date two Trading Days prior to the Exercise Date).

	B=	Exercise Price (as adjusted to the date of such calculation).

Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Warrant.

It is the intention of Investor to comply with the provisions of Section 2.2 of the Warrant regarding certain limits on Investor’s right to receive shares thereunder. Investor believes this exercise complies with the provisions of such Section 2.2. Nonetheless, to the extent that, pursuant to the exercise effected hereby, Investor would receive more shares of Common Stock than permitted under Section 2.2, Company shall not be obligated and shall not issue to Investor such excess shares until such time, if ever, that Investor could receive such excess shares without violating, and in full compliance with, Section 2.2 of the Warrant.

As contemplated by the Warrant, this Notice of Exercise is being sent by email to the officer indicated above.

If this Notice of Exercise represents the full exercise of the entire Warrant, Investor will surrender (or cause to be surrendered) the Warrant to Company at the address indicated above by express courier within five (5) Trading Days after the Warrant Shares to be delivered pursuant to this Notice of Exercise have been delivered to Investor.

Exhibit A to Warrant, Page 1

To the extent the Warrant Shares are not able to be delivered to Investor via the DWAC system, please deliver certificates representing the Warrant Shares to Investor via reputable overnight courier after receipt of this Notice of Exercise (by facsimile transmission or otherwise) to:

_____________________________________

_____________________________________

_____________________________________

Dated: _____________________

___________________________

[Name of Investor]

By:________________________

Exhibit A to Warrant, Page 2